Exhibit 10.2

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Addendum No. 6 dated 04.05.2022 Contract № 840/08625142/31/22-21
THE SELLER Isotope - Regional Alliance, Joint-Stock Company (Isotope JSC) Pogodinskaya str., 22, Moscow, 119435, Russia. Phone: +7 (495) 981-96-16/17
THE BUYER The Company IsoRay Medical Inc. 350 Hills Street, Suite 106 Richland, WA 99354-5411 USA

THE BUYER and THE SELLER have mutually agreed on the following:

Paying party for the shipments under the current contract could be:

SphereRx, LLC

Chase Bank

Bank Code Type: ABA 325070760

Bank Code Type: Swift CHASUS33

Account: [**]

Account Name: SphereRx

All other terms and conditions are in accordance with Contract No. 840/08625142/31/22-21, Addendum 1-5.

The present Addendum No.6 is an integral part of the Contract and may be signed via facsimile or e-mail.

/s/ Konstantin Ershov, Head of Supplies, May 5, 2022 THE SELLER	/s/ Jonathan Hunt, CFO, May 5, 2022 THE BUYER